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                                                                 EXHIBIT 10.12.4

                               FOURTH AMENDMENT TO
              FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated effective as of July 16, 2001 (the "Fourth Amendment"), is entered into between and among HERITAGE SERVICE CORP., a Delaware corporation (the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), FIRSTAR BANK, N. A., formerly Mercantile Bank National Association ("Firstar"), LOCAL OKLAHOMA BANK, N. A. ("Local") and HARRIS TRUST AND SAVINGS BANK ("Harris") (BOk, Firstar, Local and Harris collectively referred to herein as the "Banks"), BOk, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and Firstar, as co-agent for the Banks (in such capacity, the "Co-Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Agent entered into that certain First Amended and Restated Credit Agreement dated as of May 31, 1999, as amended by the First Amendment thereto dated as of October 15, 1999, as further amended by the Second Amendment thereto dated as of August 10, 2000, and as further amended by the Third Amendment thereto dated as of December 28, 2000 (collectively the "Credit Agreement"); and

         WHEREAS, due to certain modifications and amendments to the Operating Partnership Credit Agreement (as defined in the Credit Agreement), resulting in an extension and renewal of (i) the Working Capital Loan pursuant to the Working Capital Facility from June 30, 2002, until June 30, 2004, and (ii) the Acquisition Loan pursuant to the Acquisition Facility from June 30, 2004, until June 30, 2006, and certain other amendments, ratifications and acknowledgments, all as set forth in the Fifth Amendment to First Amended and Restated Credit Agreement dated of even date herewith (the "Fifth Amendment"), the Borrower, the Banks, the Administrative Agent and the Co-Agent desire to amend and modify certain provisions of the Credit Agreement concerning such matters and issue replacement and extended Revolver Notes to the order of the Banks as follows:
BOk ($434,783), Firstar ($260,870), Local ($130,435) and Harris ($173,912),
respectively.

         NOW THEREFORE, the Credit Agreement is hereby amended and modified as follows:

         1. The definition of "Operating Partnership Credit Agreement" in the Credit Agreement is deleted in its entirety and replaced with the following:

                  "Operating Partnership Credit Agreement" means the First Amended and Restated Credit Agreement dated as of May 31, 1999, between and among Heritage Operating, L. P., a Delaware limited partnership, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, as amended by the First Amendment thereto dated as of October 15, 1999, as further amended by the Second Amendment thereto dated as of May 31, 2000, as further amended by the Third Amendment thereto dated as of August 10, 2000, as further amended by the


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         Fourth Amendment thereto dated as of December 28, 2000, and as further amended by the Fifth Amendment thereto dated as of July 16, 2001,between and among the Operating Partnership, the Banks, the Administrative Agent and the Co-Agent, and as further amended and modified from time to time hereafter.

         2. The form of Exhibit 2.1.4 (Revolver Notes) annexed to the Credit Agreement is replaced with the form of Exhibit 2.1.4 annexed to this Fourth Amendment and replacement Revolver Notes are being issued concurrently herewith to the order of each of the Banks in accordance with the amounts set forth in the last Preamble clause of this Fourth Amendment and in Section 10.1 of the Credit Agreement.

         3. Article III of the Credit Agreement is amended by deleting "December 31, 2000" and inserting in lieu thereof "July 31, 2000."

         4. The definition of Applicable Rate in Schedule I annexed to the Credit Agreement is deleted in its entirety and replaced with the following:

                  "Applicable Margin" shall mean with respect to any Eurodollar Loan or with respect to any Base Rate Loan, the rate of interest per annum determined as set forth below:

                           (i) if the Leverage Ratio on the Financial Statement Delivery Date (as defined in the Operating Partnership Credit Agreement) commencing such Margin Period was less than 3.25 to 1.0, the Applicable Margin will be 1.125% for Eurodollar Loans and zero for Base Rate Loans;

                           (ii) if the Leverage Ratio on the Financial Statement Delivery Date commencing such Margin Period was equal to or greater than 3.25 to 1.0 but less than 3.75 to 1.0, the Applicable Margin will be 1.375% for Eurodollar Loans and zero for Base Rate Loans;

                           (iii) if the Leverage Ratio on the Financial
         Statement Delivery Date commencing such Margin Period was equal to or greater than 3.75 to 1.0 but less than 4.25 to 1.0, the Applicable Margin will be 1.625% for Eurodollar Loans and zero for Base Rate Loans;

                           (iv) if the Leverage Ratio on the Financial Statement Delivery Date commencing such Margin Period was equal to or greater than 4.25 to 1.0 but less than 4.50 to 1.0, the Applicable Margin will be 1.75% for Eurodollar Loans and zero for Base Rate Loans;

                           (v) if the Leverage Ratio on the Financial Statement Delivery Date commencing such Margin Period was equal to or greater than 4.50 to 1.0 but less than 4.75 to 1.0, the Applicable Margin will be 1.875% for Eurodollar Loans and 0.125% for Base Rate Loans; and



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                           (vi) if the Leverage Ratio on the Financial Statement
         Delivery Date commencing such Margin Period was equal to or greater than 4.75 to 1.0, the Applicable Margin will be 2.125% for Eurodollar Loans and 0.250% for Base Rate Loans.

                  Notwithstanding the foregoing, if any of the financial statements required pursuant to Section 7A.1(i) of the Operating Partnership Credit Agreement are not delivered within the time periods specified in Section 7A.1(i) thereof, the Applicable Margin shall be the Applicable Margin set forth in clause (vi) above until the date such financial statements are delivered.

         Borrower acknowledges, stipulates and agrees that interest has accrued on the Notes based on the Applicable Margin schedule set forth above in this Fourth Amendment from and including the effective date of the Second Amendment described above.

         5. Credit Agreement/Counterparts. All of the remaining terms, provisions and conditions of the Credit Agreement, except as otherwise expressly amended and modified by this Fourth Amendment, shall continue in full force and effect in all respects. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single Fourth Amendment. Delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment.

         6. Further Assurances. The Borrower will, upon the request of the Administrative Agent from time to time, promptly execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Fourth Amendment and the Credit Agreement.

         7. General. The Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This Fourth Amendment, the Credit Agreement and the other Loan Documents (including that certain Second Restated Security Agreement and Assignment from Borrower, as debtor, dated as of August 10, 2000) referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Fourth Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Fourth Amendment and the Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns including as such successors and assigns all holders of any Note. This Fourth Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.



                                       3
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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to Amended and Restated Credit Agreement to be duly executed and delivered to the Administrative Agent in Tulsa, Oklahoma, effective as of the sixteenth (16th) day of July, 2001, by the undersigned duly authorized officers thereof.


                              "Borrower"

                              HERITAGE SERVICE CORP.,
                              a Delaware corporation


                              By
                                ----------------------------------
                                Larry J.  Dagley, Vice President
                                and Chief Financial Officer







                                       4
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                                     "Banks"

                                     BANK OF OKLAHOMA, NATIONAL
                                     ASSOCIATION


                                     By
                                       -------------------------------------
                                       Denise L. Maltby,
                                       Senior Vice President



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                                     FIRSTAR BANK, N.A.


                                     By
                                       -------------------------------------
                                       Barry P. Sullivan
                                       Vice President




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                                     LOCAL OKLAHOMA BANK, N.A.


                                     By
                                       -------------------------------------
                                       Elisabeth F. Blue,
                                       Senior Vice President




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                                       HARRIS TRUST AND SAVINGS BANK


                                       By
                                         -----------------------------------
                                         Timothy E. Broccolo,
                                         Managing Director



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                                       "Co-Agent"

                                       FIRSTAR BANK, N.S.


                                       By
                                         -----------------------------------
                                         Barry P. Sullivan
                                         Vice President


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                                       "Administrative Agent"

                                       BANK OF OKLAHOMA, NATIONAL
                                       ASSOCIATION


                                       By
                                         ----------------------------------
                                         Denise L. Maltby,
                                         Senior Vice President